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September 23, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE: Peoples Benefit Life Insurance Company Separate Account V - Advisor's Edge Variable Annuity, Advisor's Edge Select Variable Annuity and Dimensional Variable Annuity
     File No. 33-80958, 811-6564, CIK 884067
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies:
AEGON/Transamerica Series Fund, Inc.; Alliance Variable Products Series Fund, Inc. - Class B; Credit Suisse Trust; DFA Investment Dimensions Group, Inc.; Dreyfus Investment Portfolios - Service Class; Dreyfus Socially Responsible Growth Fund, Inc. - Service Class; Dreyfus Variable Investment Fund - Service Class; Federated Insurance Series; Montgomery Funds III; Seligman Portfolios, Inc. - Class 2 Shares; SteinRoe Variable Investment Trust; Strong Variable Insurance Funds, Inc.; Vanguard Variable Insurance Fund and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

o  AEGON/Transamerica Series Fund, Inc. (CIK: 778207) filed August 26, 2002
o Alliance Variable Products Series Fund, Inc. - Class B (CIK: 825316) filed August 19, 2002
o  Credit Suisse Trust (CIK: 941568) filed August 26, 2002
o  DFA Investment Dimensions Group, Inc. (CIK: 355437) filed August 8, 2002
o  Dreyfus Investment Portfolios - Service Class (CIK: 1056707) filed
   August 28, 2002
o Dreyfus Socially Responsible Growth Fund, Inc. - Service Class (CIK: 890064) filed August 27, 2002
o  Dreyfus Variable Investment Fund - Service Class (CIK: 813383) filed
   August 28, 2002
o  Federated Insurance Series (CIK: 912577) filed August 29, 2002
o  Montgomery Funds III (CIK: 930648) filed August 28, 2002
o  Seligman Portfolios, Inc. - Class 2 Shares (CIK: 817841) filed
   August 29, 2002
o  SteinRoe Variable Investment Trust (CIK: 815425) filed September 19, 2002
o  Strong Variable Insurance Funds, Inc. (CIK: 883644) filed August 29, 2002
o  Vanguard Variable Insurance Fund (CIK: 857490) filed September 6, 2002
o  Wanger Advisors Trust (CIK: 929521) filed August 23, 2002

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed
Assistant General Counsel